                                                                    EXHIBIT 10.4


                        AMENDMENT TO EMPLOYMENT AGREEMENT

     This Amendment to Employment Agreement (the "Amendment") is made and entered into as of October 24, 2001 by and between Onyx Software Corporation, a Washington corporation (the "Company"), and Kevin Corcoran ("Employee"). The Amendment modifies the employment agreement previously executed between the parties in conjunction with the Company's purchase of RevenueLab LLC (the "Employment Agreement"), which is hereby incorporated by reference. In the event of any conflict between the provisions of the Employment Agreement and this Amendment, the terms of this Amendment shall control. Capitalized terms not defined herein shall have the meaning ascribed to them in the Employment Agreement.

In consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Employee agree as follows:

1. Employee acknowledges and agrees that commencing on November 1, 2001, up to fifteen percent (15%) of Employee's Base Salary may be re-classified as Leveraged Compensation. Payment of this re-classified amount shall be pursuant to the Company's Leveraged Compensation guidelines, which shall be administered in the Company's sole discretion. Employee further agrees that such re-classification shall not be deemed "Good Reason" for Employee's resignation as contemplated under Section 4.4 of the Employment Agreement.

2. Except as expressly provided for under item #1 above, all other terms and conditions of the Employment Agreement shall remain unchanged.


IN WITNESS WHEREOF, each of the parties has executed this Agreement, in the case of the Company by its duly authorized officer, as of the day and year first above written.


ONYX SOFTWARE CORPORATION                   EMPLOYEE


By: /s/Paul Dauber                          By: /s/ Kevin Corcoran
    --------------------------------            -------------------------------
    Paul Dauber                                 Kevin Corcoran


Its:  General Counsel